                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                           STATE              CONTROL                 BUSINESS
                      COMPANY                         OF ORGANIZATION        OWNERSHIP                PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------
345 East 94th Street Associates, LLC                         NY                 50%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
400 West 43rd Street Partners, LLC                           NY                 50%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
501 West 41st Street Associates, LLC                         NV                 50%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
520 West 43rd Street Partners, LLC                           NY                 50%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
Anchor Series Trust                                          MA                 100%       Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------
AIG Advisor Group Inc.                                       MD                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
AIGRS SunAmerica Real Estate & Office                        CA                 100%       Acts as Clearing House for Real
Administration                                                                             Estate Activities
---------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                           DE                            Ultimate Parent company of
                                                                                           SAFGRS
---------------------------------------------------------------------------------------------------------------------------
Amsun Realty Holdings                                        CA                 85%        Real Estate Related Investment
                                                                                           Company
---------------------------------------------------------------------------------------------------------------------------
Anchor Pathway Fund                                          MA                 100%       Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------
Charleston Bay SAHP Corp                                     DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
Civic SAAHP LLC                                              DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
Crossing SAHP Corp.                                          DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
DIL/SAHP Corp.                                               DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
Financial Services Corporation                               GA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
First SunAmerica Life Insurance Company                      NY                 100%       Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------
Five Long Island Properties, LLC                             DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
Forest SAHP Corp.                                            DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
FSC Agency, Inc.                                             GA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
FSC Securities Corporation                                   DE                 100%       Broker-dealer; registered
                                                                                           investment adviser
---------------------------------------------------------------------------------------------------------------------------
Grand Savannah SAHP Corp                                     DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
Houston Warehouse Corp.                                      CA                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
MM Enhancement, LLC                                          MD                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
New California Life Holdings, Inc.                           DE                 33%        Holding Company
---------------------------------------------------------------------------------------------------------------------------
Prairie SAHP Corp.                                           DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
River Oaks Apartment, LLC                                    DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates, Inc.                              DE                 100%       Broker-dealer; registered
                                                                                           investment adviser
---------------------------------------------------------------------------------------------------------------------------
SA Affordable Housing, LLC                                   DE                 100%       Tax-credit investment related
                                                                                           company
---------------------------------------------------------------------------------------------------------------------------
SAAHP Civic LLC                                              DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAAHP GP Corp.                                               DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAFG Reitrement Services, Inc. (f/k/a AIG                    DE                 100%       Holding Company
Retirement Services, Inc.) ("SAFGRS")
---------------------------------------------------------------------------------------------------------------------------
SagePoint Financial, Inc.                                    DE                 100%       Broker-dealer
---------------------------------------------------------------------------------------------------------------------------


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

                                                           STATE              CONTROL                 BUSINESS
                      COMPANY                         OF ORGANIZATION        OWNERSHIP                PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor II, LLC.                                   N                  99%        Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor, LLC.                                      NV                 99%        Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAHP - MBA LLC                                               NV                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAHP-McSHA LLC                                               NV                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAHP-Yarco LLC                                               NV                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SAII Birchmont Investor, LLC                                 DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SAL Investment Group Inc.                                    CA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
SCSP Corp.                                                   DE                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
Seasons Series Trust                                         MA                 100%       Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------
SLP Housing I, LLC                                           NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing II, LLC                                          NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing III,  LLC                                        NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing IV, LLC                                          NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing V, LLC                                           NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing VI, LLC                                          NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
SLP Housing VII, LLC                                         NV                 100%       Real estate development
---------------------------------------------------------------------------------------------------------------------------
Solus Quorum Tampa, LLC                                      DE                 85%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
Solus Hotel Portfolio Holding Company, LLC                   DE                 85%        Holding Company
---------------------------------------------------------------------------------------------------------------------------
SubGen NT, Inc.                                              DE                 100%       Real Estate Investment Related
                                                                                           Company
---------------------------------------------------------------------------------------------------------------------------
Sun Quorum LLC                                               DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica (Cayman) Insurance Company, LTD             Cayman Islands           100%       Captive Insurance Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Finance Corp.                  DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners, Inc.                 CA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Asset Management Corp.                            DE                 100%       Asset management company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Capital Services, Inc.                            DE                 100%       Distributor
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund First & 94th, LLC                    NY                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 41st, LLC                       DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 42nd, LLC                       NV                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Investments, Inc.                                 GA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Investments(Cayman)                         Cayman Islands           100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Annuity and Life Assurance Company                AZ                 100%       Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Life Insurance Company                            AZ                 100%       Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Mortgages, Inc.                                   DE                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund 2 LLC                 NV                0.01%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund I LLC                 NV                0.01%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund LLC                   NV                0.01%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Realty Partners                                   CA                 85%        Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Retirement Markets, Inc.                          MD                 100%       Marketing Company
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Series Trust                                      MA                 100%       Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Venture Fund 2000, LP                             DE                 100%       Investment Related Company
---------------------------------------------------------------------------------------------------------------------------
Tierra Vista SAHP Corp.                                      FL                 100%       Invests in multi-family real
                                                                                           estate development
---------------------------------------------------------------------------------------------------------------------------
UG Corporation                                               CA                 100%       Holding Company
---------------------------------------------------------------------------------------------------------------------------


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